UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                               FORM 8-K/A



                             CURRENT REPORT
 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934



                            OCTOBER 16, 2002
                            ----------------
            Date of Report (date of earliest event reported)


                        HOST AMERICA CORPORATION
                        ------------------------
         (Exact Name of Registrant as Specified in its Charter)



          COLORADO               0-16196                06-1168423
          --------               -------           ----------------------
(State or Other Jurisdiction   (Commission             (IRS Employer
    of Incorporation          File Number)         Identification Number)



                              TWO BROADWAY
                       HAMDEN, CONNECTICUT  06518
                       --------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (203) 248-4100
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

            On October 16, 2002, DiSanto Bertoline & Company, P.C. ("DiSanto Bertoline") resigned as the Company's independent public accountants. This resignation results from DiSanto Bertoline's merger with Carlin, Charron & Rosen LLP effective October 16, 2002.


            DiSanto Bertoline's reports on the Company's consolidated financial statements for each of the years ended 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty (except as discussed in the following paragraph), audit scope or accounting principles.

            DiSanto Bertoline's report on the Company's consolidated financial statements for the year ended June 30, 2002 contained an explanatory paragraph which stated that the consolidated financial statements were prepared assuming that the Company will continue as a going concern. The Company's bank notified the Company of its intent to not renew its revolving line of credit which matures on November 30, 2002 and further, the Company was in default of a certain loan covenant which allows the bank to demand repayment of all amounts owed. No such demand had been made as of the report date.


            During the years ended June 30, 2002 and June 29, 2001 and through the date hereof, there were no disagreements with DiSanto Bertoline on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to DiSanto Bertoline's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B.

            The Company provided DiSanto Bertoline with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of DiSanto Bertoline's letter, dated October 24, 2002, stating its agreement with such statements.


            Effective October 16, 2002, the Board of Directors, based upon a recommendation of its Audit Committee, retained Carlin, Charron & Rosen LLP ("CCR") as its independent auditors to audit the Company's consolidated financial statements for the year ending June 30, 2003. During the years ended June 30, 2002 and June 29, 2001 and through the date hereof, the Company did not consult CCR with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.


Item 5.   Material Events
          ---------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits
               --------

               16 Letter from Disanto Bertoline & Company, P.C. to The Securities and Exchange Commission dated October 24, 2002.

                               SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   HOST AMERICA CORPORATION






Dated: October 24, 2002            By: /s/ Geoffrey W. Ramsey
                                      -----------------------
                                      Geoffrey W. Ramsey
                                      President, CEO and Director










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